                                                                    EXHIBIT 10.5

                        KOLL MANAGEMENT SERVICES, INC.


                                FOURTH AMENDMENT
                              TO CREDIT AGREEMENT


     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of August 14, 1996 and entered into by and among KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("Company"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders") and BANKERS TRUST COMPANY, as agent for the Lenders ("Agent"), and, for purposes of Section 4 hereof, THE GUARANTORS LISTED ON THE SIGNATURE PAGES HEREOF ("Guarantors"), and is made with reference to that certain Credit Agreement dated as of November 23, 1994 by and among Company, Lenders and Agent, as amended by that certain First Amendment to Credit Agreement dated as of January 16, 1995, that Second Amendment to Credit Agreement dated as of May 8, 1995, and that certain Third Amendment and Waiver dated as of January 12, 1996 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

     WHEREAS, Company, Lenders and Agent have entered into the Credit Agreement and in connection therewith, Guarantors have entered into Guaranties;

     WHEREAS, Company, Lenders and Agent wish to amend the Credit Agreement for the purposes of, among other things, (i) increasing the Revolving Commitments by $15,000,000 to $63,675,000, (ii) increasing the Acquisition Sublimit by $6,000,000 to $35,675,000, (iii) increasing the limit on the maximum Working Capital Utilization at any time by $9,000,000 to $28,000,000, (iv) modifying the schedule of mandatory reductions in the Revolving Commitments and the Acquisition Sublimit and (v) providing that amendments and waivers of subsection
7.6 of the Credit Agreement require approval of all Lenders until such date that the Revolving Commitments have been permanently reduced to $47,000,000 and the Total Utilization of Commitments does not exceed $47,000,000;

     WHEREAS, Company, Lenders and Agent wish to further amend the Credit Agreement for the purposes of, among other things, adding two new Levels for determining the applicable interest rates, commitment fees and letter of credit fees; and

     WHEREAS, Company proposes to modify and amend certain of the other terms and provisions of the Credit Agreement and, in response to Company's proposals and requests, Lenders are willing to agree to only such amendments as are set forth herein, upon the terms and conditions set forth herein;

     NOW, THEREFORE, subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

     SECTION 1.   AMENDMENTS TO THE CREDIT AGREEMENT

     1.1  AMENDMENTS TO SECTION 1: DEFINITIONS.

     A.  New Definitions.  Subsection 1.1 of the Credit Agreement is hereby
         ----------------
amended by adding the following definitions thereto, which shall be inserted in alphabetical order:

     "'FOURTH AMENDMENT' means the Fourth Amendment to Credit Agreement dated as of August 14, 1996 among Company, Lenders and Agent."

     "'FOURTH AMENDMENT EFFECTIVE DATE' means the date on which the Fourth Amendment becomes effective in accordance with its terms."

     "'INCREMENTAL COMMITMENT PRO RATA SHARE' means (x) with respect to Bankers Trust Company 66-2/3% and (y) with respect to BHF-Bank Aktiengesellschaft, 33-1/3%."

     B.  Revised Definitions.  Subsection 1.1 of the Credit Agreement is hereby
         -------------------
further amended by deleting therefrom the definitions of "Applicable Base Rate Margin," "Applicable Eurodollar Rate Margin," "Commitment Fee Percentage," "Letter of Credit Fee Percentage," "Level," "Level I," "Level II," "Level III," "Level IV," and "Level V" and substituting therefor the following definitions, which shall be inserted in alphabetical order:

     "APPLICABLE BASE RATE MARGIN" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below;

     Level        Applicable Base Rate Margin
     -----        ---------------------------
     Level I              1.250%
     Level II             1.000%
     Level III            0.750%
     Level IV             0.500%
     Level V              0.250%
     Level VI             0.000%
     Level VII            0.000%

     "APPLICABLE EURODOLLAR RATE MARGIN" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

     Level        Applicable Eurodollar Rate Margin
     -----        ---------------------------------
     Level I                  2.250%
     Level II                 2.000%
     Level III                1.750%
     Level IV                 1.500%
     Level V                  1.250%
     Level VI                 1.000%
     Level VII                0.625%

     "COMMITMENT FEE PERCENTAGE" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

     Level                              Commitment Fee Percentage
     -----                              -------------------------
     Level I or Level II                          0.500%
     Level III, Level IV or Level V               0.375%
     Level VI or Level VII                        0.250%

     "LETTER OF CREDIT FEE PERCENTAGE" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

     Level        Letter of Credit Fee Percentage
     -----        -------------------------------
     Level I                  2.250%
     Level II                 2.000%
     Level III                1.750%
     Level IV                 1.500%
     Level V                  1.250%
     Level VI                 1.000%
     Level VII                0.625%

     "LEVEL" means Level I, Level II, Level III, Level IV, Level V, Level VI or Level VII, in each case whichever is in effect on the date of determination. The applicable Level for any date shall be determined by the most recent Level Determination Certificate delivered pursuant to subsection 4.1N or 6.1(xv); provided that if a Level Determination
                                 --------
     Certificate is not delivered at the time required pursuant to subsection 6.1(xv), Level I shall be applicable from such time until delivery of a succeeding Level Determination Certificate; provided that if a Level
                                                 --------
     Determination Certificate erroneously indicates a Level more favorable to Company than should be afforded by the actual calculation of the Total Leverage Ratio, Company shall promptly pay additional interest, commitment fees and letter of credit fees to correct for such error.

     "'LEVEL I' means such periods during which none of Level II, Level III, Level IV, Level V, Level VI or Level VII is applicable."
     "'LEVEL II' means such periods as the Total Leverage Ratio is greater than or equal to 2.50:1.00 and less than 3.00:1.00."
                           ---

     "'LEVEL III' means such periods as the Total Leverage Ratio is greater than or equal to 2.00:1.00 and less than 2.50:1.00."
                           ---

     "'LEVEL IV' means such periods as the Total Leverage Ratio is greater than or equal to 1.50:1.00 and less than 2.00:1.00."
                           ---

     "'LEVEL V' means such periods as the Total Leverage Ratio is greater than or equal to 1.00:1.00 and less than 1.50:1.00."
                           ---

     "'LEVEL VI' means such periods as the Total Leverage Ratio is greater than or equal to 0.50:1.00 and less than 1.00:1.00."
                           ---

     "'LEVEL VII' means such periods as the Total Leverage Ratio is less than 0.50:1.00."

     1.2  AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.

     A.  Increase in Revolving Commitments.  Subsection 2.1A(i) of the Credit
         ---------------------------------
Agreement is hereby amended by deleting the second sentence therefrom and substituting the following therefor:

     "On the Fourth Amendment Effective Date, the Revolving Loan Commitment of Bankers Trust Company shall be increased to $48,940,000, the Revolving Loan Commitment of BHF-Bank Aktiengesellschaft shall be increased to $14,735,000 and the aggregate amount of the Revolving Loan Commitments shall be increased to $63,675,000; provided that the Revolving Loan Commitments of
                              ---------
     Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided
                                                                  --------
     further that the amount of the Revolving Loan Commitments shall be reduced
     -------
     from time to time by the amount of any reductions thereto made pursuant to subsections 2.4A, 2.4B(ii) and 2.4B(iii)."

     B.  Increase in Acquisition Sublimit.  Subsection 2.1A(i) of the Credit
         ---------------------------------
Agreement is hereby further amended by deleting the fourth sentence therefrom and substituting the following two sentences therefor:

     "On the Fourth Amendment Effective Date, the Acquisition Sublimit shall be increased to $35,675,000; provided that the Acquisition Sublimit shall be
                               --------
     reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4A, 2.4B(ii) and 2.4B(iii). Notwithstanding anything to the contrary contained in Section 1B(ii) of the Third Amendment and Waiver, Company may use Revolving Loans in accordance with the terms of this Agreement for Permitted Acquisitions in an amount not to exceed the Acquisition Sublimit."

     C.  Increase in Working Capital Utilization limit.  Subsection 2.1A(i) of
         ----------------------------------------------
the Credit Agreement is hereby further amended by deleting the reference to the number "$19,000,000" appearing in the second paragraph thereof and substituting therefor the number "$28,000,000".

     D.  Additional Fees.  Subsection 2.3 is hereby amended by adding thereto a
         ----------------
new subsection 2.3C as follows:

     "C. INCREMENTAL FACILITY FEES. Company agrees to pay to Agent, for distribution to each Lender in proportion to that Lender's Incremental Commitment Pro Rata Share, a fee of $75,000.00 on January 31, 1997 unless the Revolving Commitments have been permanently reduced to $47,000,000 on or before that date and the Total Utilization of Commitments does not exceed $47,000,000 on that date. Company further agrees to pay to Agent for its own account all fees set forth in that certain Letter Agreement between Company and Agent dated August 14, 1996 in accordance with the terms thereof."

     E.  Modification of Revolving Commitment Reduction Schedule and Acquisition
         -----------------------------------------------------------------------
Sublimit Reduction Schedule.  Subsection 2.4A is hereby amended to read in its
- ---------------------------
entirety as follows:

     "A. SCHEDULED PREPAYMENTS AND REDUCTIONS OF REVOLVING LOAN COMMITMENTS AND ACQUISITION SUBLIMIT.

     (i) On March 31, 1997, the Acquisition Sublimit shall be permanently reduced by an amount equal to the amount by which the Acquisition Sublimit exceeds the Acquisition Sublimit Utilization on that date. The amount of such reduction shall be applied against the scheduled reductions of the Acquisition Sublimit set forth in clause (ii) of this subsection 2.4A in inverse chronological order.

     (ii) In addition to the reductions required by the other clauses of this subsection 2.4A, Company shall prepay Loans, and the Revolving Loan Commitments and Acquisition Sublimit shall each be permanently reduced, on the dates and in the amounts set forth below:

                              Scheduled Prepayment and Reduction of Revolving
              Date            Loan Commitments and Acquisition Sublimit
              ----            -----------------------------------------------
          December 31, 1996                   $1,850,000
          March 31, 1997                       3,500,000
          June 30, 1997                        5,700,000
          December 31, 1997                    5,700,000
          June 30, 1998                        9,500,000
          December 31, 1998                    9,425,000

                    (iii) In addition to the reductions required by the other clauses of this subsection 2.4A, Company shall prepay the Loans and the Revolving Loan Commitments shall be permanently reduced by $400,000 on December 31,

          1998 (in addition to the reduction on that date required by clause
          (ii) above). Company shall also prepay the Loans and the Revolving Loan Commitments shall be permanently reduced by $10,000,000 on June 30, 1999 and by $17,600,000 on December 31, 1999; provided that the
                                                            --------
          scheduled reductions of the Revolving Loan Commitments and Acquisition Sublimit set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments and Acquisition Sublimit, respectively, in accordance with subsection 2.4B(iv)."

          F.  Modification of Use of Proceeds Sublimits. Subsection 2.5A of the
              -------------------------------------------
Credit Agreement is hereby amended by deleting the reference to the number "$15,000,000" therefrom and substituting therefor a reference to the number "$28,000,000."

          1.3    AMENDMENT TO SECTION 10: MISCELLANEOUS.

          A.  Amendments and Waivers. Subsection 10.6 of the Credit Agreement is
              -----------------------
hereby amended by adding the following immediately after the first sentence thereof:

     "In addition, no amendment, modification, termination or waiver of any provision of subsection 7.6 shall be effective unless evidenced by a writing signed by all Lenders; provided that on and after such date that
                                    --------
     the Revolving Commitments have been permanently reduced to $47,000,000 and the Total Utilization of Commitments does not exceed $47,000,000, no amendment, modification, termination or waiver of any provision of subsection 7.6 shall be effective unless evidenced by a writing signed by Requisite Lenders."


          SECTION 2.   CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

          A. On or before the Fourth Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

               1. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Fourth Amendment Effective Date;

               2. Copies of its Bylaws, certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary;

               3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the Allonges to Revolving Commitment Notes substantially in the form of Annex I hereto (the "Allonges") and approving and authorizing the payment of the Revolving Notes as amended by such Allonges, certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

               4. Signature and incumbency certificates of its officers executing this Amendment and the Allonges; and

               5. Executed copies of this Amendment and an Allonge substantially in the form of Annex I to this Amendment, drawn to the order
                                  -------
     of each Lender and with appropriate insertions.

          B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Riordan & McKinzie counsel for Company (together with a back-up opinion regarding New York law) in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Fourth Amendment Effective Date and setting forth substantially the matters in the opinions designated in Annex II to this
                                                        --------
Amendment and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

          C. Agent shall have received payment from Company of consent fees for the account of each Lender in proportion to such Lender's Incremental Commitment Pro Rata Share in an amount equal to $150,000.

          D. On the Fourth Amendment Effective Date, contemporaneously with the effectiveness of Section 1 hereof, Company shall repay all principal and interest owed by Company under that certain Line of Credit Agreement dated July 31, 1996 between Company and Bankers Trust Company (the "Line of Credit Agreement") and the Line of Credit Note executed and delivered by Company in connection therewith, which shall thereupon be cancelled.

          E. On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


          SECTION 3.   COMPANY'S REPRESENTATIONS, WARRANTIES AND COVENANTS

          In order to induce Lenders and Agent to enter into this Amendment and to amend the Credit Agreement and the Revolving Notes in the manner provided herein, Company represents, warrants and covenants to Lenders and Agent that, after giving effect to this Amendment, the following statements are and will be true, correct and complete on and as of the date hereof and, to the extent provided below, any subsequent dates specified below:

          A. ORGANIZATION AND POWERS. Company has all requisite corporate power and authority to enter into this Amendment, to issue the Allonges and to carry out the transactions contemplated hereby and to perform its obligations under the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the Revolving Notes as amended by the Allonges (the "Amended Notes" and, together with the Amended Agreement, the "Amended Documents.")

          B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and the Allonges and the performance of the Amended Documents have been duly authorized by all necessary corporate action by Company. This Amendment and the Allonges have been duly executed and delivered by Company.

          C. NO CONFLICT. The execution and delivery by Company of this Amendment and the Allonges and the performance by Company of the Amended Documents do not and will not (i) except as would not have a Material Adverse Effect, violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) except as would not have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. CONSENTS. The execution and delivery by Company of this Amendment and the Allonges and the performance by Company of the Amended Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body or other Person.

          E. BINDING OBLIGATION. This Amendment and the Amended Documents are the legally valid and binding obligations of Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 and
Section 6.10 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default. Without limiting the generality of the foregoing, Company represents and warrants it is in compliance with subsection 6.10 with respect to all Subsidiaries.

          SECTION 4.  ACKNOWLEDGEMENT AND CONSENT

          Company is a party to a Pledge Agreement, as amended through the Fourth Amendment Effective Date, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. Holdings is a party to a Pledge Agreement, as amended through the Fourth Amendment Effective Date, pursuant to which Holdings has created Liens in favor of Agent on certain
Collateral to secure the Obligations.   The Guarantors listed on the signature
pages hereof are parties to the Guaranties, in each case as amended through the Fourth Amendment Effective Date, pursuant to which each such Guarantor has guarantied the Obligations. Company, Holdings and the Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranties and Pledge Agreements referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTs".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Company under the Amended Notes.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          SECTION 5.   MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes and the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended or waived by this Amendment , the terms, conditions and provisions of the Credit Agreement and the Notes and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, (x) constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of Lenders or Agent under, the Credit Agreement or any of the Notes or other Loan Documents or (y) prejudice any right or remedy that Lenders or Agent may now have or may have in the future under or in connection with the Credit Agreement or any instrument or agreement referred to therein.

          B. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Lenders and each of the Credit Support Parties (other than K/B Realty Advisors, Inc. and Koll Real Estate Securities Advisors, Inc.) and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof. Company covenants and agrees to cause K/B Realty Advisors, Inc. and Koll Real Estate Securities Advisors, Inc., to execute and deliver a counterpart hereof to Agent within 10 Business Days of the date hereof. Breach of the foregoing covenant shall constitute an Event of Default under the Credit Agreement.

          C. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     WITNESS the due execution of this Amendment by the respective duly authorized officers of the undersigned as of the date first above written.

                                    COMPANY:
                                    KOLL MANAGEMENT SERVICES, INC.


                                    By __________________________
                                    Title _______________________



                                    LENDERS:
                                    BANKERS TRUST COMPANY,
                                    individually and as Agent


                                    By __________________________
                                    Title _______________________


                                    BHF-BANK AKTIENGESELLSCHAFT, formerly known as Berliner Handels- und Frankfurter Bank


                                    By __________________________
                                    Title _______________________


                                    By __________________________
                                    Title _______________________



                                    GUARANTORS:
                                    BONUTTO-HOFER INVESTMENTS


                                    By __________________________
                                    Title _______________________

                                    D.A. MANAGEMENT, INC.


                                    By __________________________
                                    Title _______________________



                                    KMS HOLDING CORPORATION


                                    By __________________________
                                    Title _______________________



                                    KOLL ASSET MANAGEMENT COMPANY



                                    By __________________________
                                    Title _______________________



                                    KOLL CAPITAL MARKETS GROUP


                                    By __________________________
                                    Title _______________________



                                    KOLL CORPORATE SERVICES, INC


                                    By __________________________
                                    Title _______________________

                                    KOLL INVESTMENT MANAGEMENT, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL MANAGEMENT SERVICE CORPORATION


                                    By __________________________
                                    Title _______________________



                                    KOLL PARTNERSHIPS I, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL PARTNERSHIPS II, INC.


                                    By __________________________
                                    Title _______________________



                                    K/B REALTY ADVISORS, INC.


                                    By __________________________
                                    Title _______________________


                                    KOLL REAL ESTATE SECURITIES ADVISORS, INC.


                                    By __________________________
                                    Title _______________________

                                    CBS INVESTMENT REALTY OF NEW MEXICO, INC.


                                    By __________________________
                                    Title _______________________



                                    CBS INVESTMENT REALTY, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL MEDICAL SERVICES, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL TENDER CORPORATION I


                                    By __________________________
                                    Title _______________________



                                    KOLL TENDER CORPORATION II


                                    By __________________________
                                    Title _______________________



                                    KOLL TENDER CORPORATION III


                                    By __________________________
                                    Title _______________________

                                    KOLL HOLDINGS INTERNATIONAL, INC.


                                    By __________________________
                                    Title _______________________


                                    KOLL ASIA PACIFIC-HAWAII, INC.


                                    By __________________________
                                    Title _______________________



                                    KMS CONSTRUCTION CO.


                                    By __________________________
                                    Title _______________________

                                    ANNEX I

                  FORM OF ALLONGE TO REVOLVING COMMITMENT NOTE



          By this Allonge to Revolving Commitment Note (this "ALLONGE") the undersigned, KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("COMPANY"), agrees that pursuant to that certain Fourth Amendment to Credit Agreement dated as of August 14, 1996 by and among Company, the Lenders listed on the signature pages thereof and Bankers Trust Company, as Agent, the first sentence of the within Revolving Note of Company dated November 23 1994, payable to the order of [Payee] (the "Note"), is amended in its entirety to read as follows:

     "FOR VALUE RECEIVED, KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("COMPANY"), promises to pay to the order of___________ ______________ [Insert name of Lender] ("PAYEE") or its registered assigns, on or before December 31, 1999, the lesser of (x) __________ [Insert Lender's Pro Rata Share of $63,675,000 in Words] ($________ ) [Insert Lender's Pro Rata Share of $63,675,000 in Numbers]) or (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below."

The Company further agrees that the reference in the within Note to "$50,000,000" is hereby amended to be a reference to "$63,675,000."



Date __________________                KOLL MANAGEMENT SERVICES, INC.



                                            By: ___________________________
                                            Title: ________________________

                                   ANNEX II

                    [FORM OF OPINION OF COUNSEL TO COMPANY]

                       [Fourth Amendment Effective Date]



Bankers Trust Company,
as Agent
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

          and

The Lenders Listed on
 Schedule A Hereto

     Re: Fourth Amendment dated as of August 14, 1996 to Credit Agreement dated as of November 24, 1994, by and among Koll Management Services, Inc., the financial institutions listed therein as Lenders, and Bankers Trust Company, as Agent
          -----------------------

Ladies and Gentlemen:

          We have acted as counsel to Koll Management Services, Inc., a Delaware corporation ("Company") in connection with that certain Fourth Amendment dated as of August __, 1996 by and among Company, the financial institutions listed therein as Lenders ("Lenders"), and Bankers Trust Company, as Agent ("Agent") (the "AMENDMENT") to that certain Credit Agreement dated as of November 24, 1994 (as amended to the date hereof, the "Credit Agreement"). This opinion is delivered to you in compliance with subsection 2B of the Amendment and pursuant to the request of the Company. The Credit Agreement as amended by the Amendment is referred to herein as the "AMENDED CREDIT AGREEMENT". Capitalized terms used herein without definition have the same meanings as in the Amended Credit Agreement.

          In connection with this opinion, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as we have deemed necessary as the basis for the opinions hereinafter set forth. These records, documents and instruments included the following:

          (a)  The Certificate of Incorporation of Company, as amended to date;

          (b)  The Bylaws of Company, as amended to date;

Bankers Trust Company,
 as Agent, and
The Lenders Listed on
 Schedule A
[Date] - Page 2



          (c) Records of certain actions and proceedings of the Boards of Directors of Company, which have been certified to us as constituting all of the actions relating to the Amendment and the transactions contemplated thereby;

          (d)  The Amendment; and

          (e)  The Allonges.

          We have been furnished with, and with your consent have relied upon, a certificate of an officer of Company with respect to certain factual matters, including a listing of the material agreements, instruments, orders, writs, judgments or decrees binding on or affecting Company (each, a "Material Document"), a copy of which has been delivered to Lenders (the "Certificates"). In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary, copies of which have been delivered to Lenders. In all such examinations, we have assumed the authenticity of all documents submitted to us as original or certified documents, the genuineness of all signatures on original or certified documents (other than the signatures of the officers of Company), the conformity to original documents of all documents submitted to us as copies thereof and the correctness and accuracy of all facts not independently established by us set forth in all certificates and reports identified in this opinion.

          We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are opining herein as to the effect on the subject transactions of only United States Federal law, the General Corporation Law of the State of Delaware, the laws of the State of California and the laws of the State of New York. As to matters governed by the laws of the State of New York, we are relying exclusively on the opinion of Messrs. Richards & O'Neil of even date herewith, subject to all of the assumptions, qualifications, limitations and exceptions set forth in such opinion, a copy of which is attached hereto. We are not opining on, and we assume no responsibility as to, the applicability to or effect on any of the matters covered herein of the laws of any other jurisdiction. In addition, except as expressly covered in this opinion, we are not expressing any opinion as the effect of compliance by Lenders with any state or federal laws or regulations applicable to the transactions because of the nature of any of their businesses. We express no opinion with respect to state securities or "blue sky" laws or state or federal antifraud, antitrust or environmental laws.

          To the extent that the obligations of Company may be dependent upon such matters, we have assumed for purposes of this opinion, other than with respect to Company, that each additional party to the agreements and contracts referred to herein is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of

Bankers Trust Company,
 as Agent, and
The Lenders Listed on
 Schedule A
[Date] - Page 3



incorporation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legally valid and binding obligation of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms.

          On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, we are of the following opinions:

          1. Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted.

          2. Company has the corporate power and corporate authority to execute and deliver the Amendment and the Allonges, to perform the Amended Credit Agreement, to pay the Revolving Notes as amended by the Allonges (the "Amended Notes") and to carry out the transactions contemplated thereby.

          3. The execution and delivery of the Amendment and the Allonges, the performance of the Amended Credit Agreement and the payment of the Amended Notes have been duly authorized by all necessary corporate action on the part of Company. The Amendment and the Allonges have been duly executed and delivered by Company and the Amendment, the Amended Credit Agreement, and the Amended Notes constitute the legally valid and binding obligations of Company, enforceable under the laws of the State of New York against Company in accordance with their respective terms.

          4. None of the execution and delivery of the Amendment and the Allonges, the performance of the Amended Credit Agreement or the payment of the Amended Notes by Company nor the consummation of the transactions contemplated by the Amended Credit Agreement and the Amended Notes nor the compliance with the terms and conditions thereof by Company (A) conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of (x) the Certificate of Incorporation or Bylaws of Company, (y) any term of any Material Document identified in a Certificate or
(z) any present federal, California, Delaware corporation or New York statute, rule or regulation binding on Company, or (B) results in the creation of any Lien upon any of the properties or assets of Company under any Material Document referred to in clause (y) above.

          5. No consents or approvals of, authorizations by, or registrations, declarations or filings with, any federal, California, Delaware or New York governmental

Bankers Trust Company,
 as Agent, and
The Lenders Listed on
 Schedule A
[Date] - Page 4



authority are required by Company in connection with the execution and delivery by Company of the Amendment or the Allonges or the extensions of credit under the Amended Credit Agreement or the payment of the Amended Notes.

          6. A California court, in a properly litigated action, would enforce the provisions of the Amended Credit Agreement and the Amended Notes, providing that such agreements and instruments shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflicts of laws principles).

          7. To the best of our knowledge, there in no injunction, stay, decree or order of any governmental body, or any action, suit or proceeding pending or threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision, which in any case could have a Material Adverse Effect or which in any manner draws into question the validity of any Loan Document.

          8. The making of the Loans and the application of the proceeds thereof as provided in the Amended Credit Agreement do not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          9. It is not necessary in connection with the execution and delivery of the Allonges to Lenders to register the Amended Notes or the Loans under the Securities Act of 1933, as amended, or to qualify any indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

          Our opinions in paragraphs 4 and 5 above as to compliance with certain statutes, rules and regulations and as to the lack of any required consents or approvals of, authorizations by, or registrations, declarations or filings with certain governmental authorities are based upon a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Amended Credit Agreement.

          For purposes of our opinion expressed in paragraph 9, we have assumed, with you consent, that each Lender is taking the Amended Notes payable to it for its own account in the ordinary course of its commercial banking business and not with a view to or for sale in connection with any distribution of the Amended Notes.

Bankers Trust Company,
 as Agent, and
The Lenders Listed on
 Schedule A
[Date] - Page 5



          As used in this opinion, the phrase "to the best of our knowledge" means to the best of our actual knowledge, which knowledge is based solely on inquiry within our firm and of the Company, without other inquiry or investigation.

          We advise you that certain members of this firm own limited partnership interests in a partnership that owns interests in Holding.

          This opinion is rendered only to Agent and Lenders and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Agents or Lenders for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                       Very truly yours,

                                       [Riordan & McKinzie]